Exhibit 10.1
Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2025 is entered into by and among National Fuel Gas Company (the “Company”), the lenders listed on the signature pages hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), in respect of the Existing Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Company is a party to that certain Credit Agreement, dated as of February 28, 2022 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 3, 2022 and as the same may be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among the Company, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1Amendments to the Existing Credit Agreement.

(a)Effective as of the date first set forth above and subject to the conditions precedent set forth in Section 1.3 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:

(i)The definition of “Consolidated Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Consolidated Indebtedness” means, at any date, all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided, that, for the purposes of determining compliance with Section 5.07, there shall be excluded from Consolidated Indebtedness any Indebtedness of the Borrower that is outstanding in a principal amount up to $1,200,000,000 under a Seller Note Agreement entered (or to be entered) into between the Borrower and CenterPoint Energy Resources Corp. pursuant to the Securities Purchase Agreement between them dated as of October 20, 2025, if and to the extent such Indebtedness (including the principal amount and interest scheduled to accrue thereon through the maturity thereof) shall have been defeased or otherwise cash collateralized, in either case, on terms and pursuant to arrangements that are reasonably satisfactory to the Administrative Agent.

Section 1.2Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender that:

(a)the representations and warranties of the Company set forth in the Credit Agreement (including, without limitation, the representations and warranties set forth in Section 3.03 and the last two sentences of Section 3.02) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date;

(b)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default has occurred and is continuing;

(c)(i) the Company has all necessary corporate power, authority and legal right to execute and deliver this Amendment, and to perform its obligations under this Amendment and the Credit Agreement; (ii) the execution and delivery by the Company of this Amendment, and the performance by the Company of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and (iii) this Amendment has been duly and validly executed and delivered by the Company and this Amendment and the Credit Agreement constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)none of the execution and delivery by the Company of this Amendment and the performance by the Company of this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby (a) will conflict with or result in a breach of, or require any consent under (i) the articles of incorporation or by-laws of the Company, or (ii) any applicable law or regulation, or, to the best knowledge of the Company, any order, writ, injunction or decree of any court or governmental or regulatory authority, agency, instrumentality or political subdivision thereof, or any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them or any of their property is subject, or constitute a default under any such agreement or instrument, which conflict, breach or consent requirement referred to in this clause (ii), including any failure to obtain any such consent, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 1.3Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following (the date upon which all of such conditions shall be satisfied, the “Amendment Effective Date”):

(a)either (i) a counterpart of this Amendment signed on behalf of each party hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)to the extent invoiced, reimbursement or payment of all reasonable fees, charges and disbursements of counsel incurred in connection with this Amendment, the Credit Agreement and any related documentation required to be reimbursed or paid by the Company hereunder; and

(c)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 1.4Continuing Effectiveness, Etc.
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(a)Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Credit Agreement and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Credit Agreement shall mean and be a reference to the Credit Agreement.

(b)Except as specifically amended hereby, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. This Amendment is not intended to and does not constitute a novation of the Company’s obligations under the Loan Documents. The Company (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment shall constitute a Loan Document.

Section 1.5CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 1.6Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors and assigns.

Section 1.7Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 1.3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
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Section 1.8Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

NATIONAL FUEL GAS COMPANY

By:	/s/ Timothy J. Silverstein
Name:	Timothy J. Silverstein
Title:	Treasurer and Chief Financial Officer

Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Executive Director
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matt Smith
Name:	Matt Smith
Title:	Senior Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Danielle Bernicky
Name:	Danielle Bernicky
Title:	Assistant Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Amit Vasani
Name:	Amit Vasani
Title:	Authorized Signatory and Managing Director
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Leonard
Name:	Peter Leonard
Title:	Senior Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Lawrence
Name:	David Lawrence
Title:	Senior Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

COMERICA BANK, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

M&T BANK CORPORATION, as a Lender

By:	/s/ Marc DeGiulio
Name:	Marc DeGiulio
Title:	Senior Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alexander Foster
Name:	Alexander Foster
Title:	Vice President
Signature Page to
Amendment No. 2 to Credit Agreement
National Fuel Gas Company